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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 21, 2000 relating to the combined carve-out financial statements of IQ2.net and Austin Registration which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts".


PRICEWATERHOUSECOOPERS LLP
Austin,TX
March 9, 2000